UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2010 (October 25, 2010)

BlackRock Strategic Municipal Trust

(Exact name of registrant as specified in its charter)

DELAWARE	811-09401	13-4069935
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

55 East 52nd Street	10055
New York, New York
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 810-5300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-4(c))

Item 7.01	Regulation FD Disclosure.

On October 25, 2010, the Board of Trustees of BlackRock Strategic Municipal Trust (the “Fund”) amended and restated in its entirety the bylaws of the Fund (the “Amended and Restated Bylaws”). The Amended and Restated Bylaws were deemed effective October 28, 2010 and are attached hereto as Exhibit 3.1 and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

3.1	Amended and Restated Bylaws of BlackRock Strategic Municipal Trust

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlackRock Strategic Municipal Trust

By:	/S/ JANEY AHN
Name:	Janey Ahn
Title:	Assistant Secretary

DATE: October 29, 2010

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Bylaws of BlackRock Strategic Municipal Trust

4